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CONTRACT LEASE AGREEMENT

BETWEEN

Anavex Life Sciences Corp. a State of Nevada registered public company, having its office, at 2 Place du Port CH 1204 Geneva Switzerland.
Hereinafter referred to as “Anavex”.

AND

Euro Genet Labs SA a private company registered in Greece with its head office at 27 Marathonos Avenue, 15351 Pallini, Athens, Greece.
Hereinafter referred to as “Euro Genet ”.

Hereinafter collectively referred to as the “Parties”.

WHEREAS:

1.	Anavex entered into a contact lease agreement with Euro Genet Labs SA dated September 13, 2007 wishes to modify the terms of the agreement with Euro Genet Labs.

2.	Euro Genet Labs SA is a drug development laboratory with 11.000 Square Footage of research facilities, to provide Anavex carries out its drug research and development program.

3.	Parties agree to execute this Lease Agreement in accordance with the terms and conditions herein contained.

THEREFORE THE FOLLOWING IS ESTABLISHED AND AGREED:

1: APPOINTMENT

(a)	Subject to the terms and conditions hereof, Anavex designates and appoints Euro Genet to provide the Facilities as follows:

1.1	Euro Genet hereby accepts the aforesaid appointment with Anavex that it shall provide the Services in accordance with the terms hereof.

2: TERM

2.1

The term of this Agreement is effective February 1,2010 and is for Three (3) years unless either party hereto gives to the other Three(3) months prior written notice of its intention not to further renew this Agreement in which event this Agreement shall be terminated at the end of such term.

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3: FACILITIES

3.1	Facilities and equipment provided by Euro Genet Labs SA will include items as detailed in “Schedule A” as attached.

4: FEE

4.1

In consideration for the lease of the research facilities Anavex shall pay to Euro Genet a fixed monthly fee US$125,000.00. Such amount shall be reviewed on an annual basis and is subject to change providing such change is justified and approved by the parties.

4.2	Payment as agreed will be made in cash to a bank account of Euro Genet Labs SA Such payment will be made on the first business day of each month.

5: TERMINATION

5.1:	Anavex reserves the right to terminate this agreement at any time by giving three (3) months written notice to Euro Genet Labs SA. Such notice to be delivered by courier to the address below.

6: RESULTS

6.1	All Patents arising from the drug molecules which are owned (patented) by Anavex is the exclusive property of Anavex Life Sciences

6.3

Euro Genet will not be entitled to proceed to any publications related to the Anavex project without the prior and written consent of the company, despite the termination or expiration of this Agreement.

7: MISCELLANEOUS

7.1	This Agreement cannot be modified any amendment must be signed by an authorized representative of each Party.

7.2	All notices and other communications required hereunder shall be in writing and shall be delivered personally or by telecopier to the parties hereto at the following addresses:

ANAVEX:
2, Place du Port CH-1204
Geneva, Switzerland
Fax: +41 22 71 65 319

Euro Genet Labs SA 27 Marathonos Avenue, 15251 Pallini
Athens, Greece
Fax: +30 210 603 4028

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Any such notice or other communication shall be deemed to have been given and received on the day on which it was so delivered or transmitted, and if not a business day, then on the business day next following the day of delivery. Either party may change its address for notice in the aforesaid manner.

8: DISPUTES

8.1.	All disputes arising in connection with the interpretation and/or the execution of this Agreement shall be governed by US law in the State of Nevada.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

For: Anavex Life Sciences Corp.	For: Euro Genet Labs S.A

Name : Harvey Lalach	Name : Dimitrios K. Foussekis T

Title : Vice President

Date : February 1, 2010	Date : February 1, 2010

Signature :	Signature :

STORAGE ROOM
LAB
LAB
PREP.
FREEZERS
MICE
MICE
BASEMENT FLOOR PLAN

EMB = 133.10 SQUARE METERS

LIBRARY 31.50
OFFICE 6.60
OFFICE 6.80
OFFICE 7.60
OFFICE 7.30
NANO PHYSICS 38.20
ENTRANCE

GROUND FLOOR PLAN

EMB. OFFICES = 145.70 SQUARE METERS

MOLECULAR 76.10
IN VIVO
16.60
IN VITRO
41.60
OFFICE 11.60
WC
WC
SCALE

1st FLOOR PLAN

EMB. OFFICES = 146.00 SQUARE METERS

MOLECULAR 93.70
ORGANIC
SYTHESIS
40.60
WC
WC
WASTE
OFFICE 11.60

2nd FLOOR PLAN Equipment Layout

EMB. OFFICES 146.00 SQUARE METERS

OFFICE 21.20
ARCHIVES
7.80
OFFICE 8.70
OFFICE 10.95
BOARD ROOM
24.45
OFFICE 16.70
kitchen
OFFICE 10.55
OFFICE 16.80

3rd FLOOR PLAN

EMB. OFFICES = 146.00 SQUARE METERS

ORGANIC SYNTHESIS 63.60
DINING AREA 11.00

MEZZANINE FLOOR PLAN

EMB. = 70.50 SQUARE METERS